UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT — June 5, 2001

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-6354	95-2588080
(State of incorporation)	(Commission File No.)	(IRS Employer No.)

4695 MacArthur Court, Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

(949) 260-1200
(Registrant’s telephone number, including area code)

Item 5. Other Events.

      On May 24, 2001, American Vanguard Corporation issued the press release attached hereto as Exhibit 99.4. The release announced that Amvac Chemical Corporation, a wholly-owned subsidiary of American Vanguard Corporation, completed the acquisition of a manufacturing facility from E.I. DuPont de Nemours and Company, all as more particularly described in Exhibit 99.4.

Item 7. Exhibits.

                99.4            Press release issued May 24, 2001

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: June 5, 2001	By:	/s/ J. A. Barry

J. A. Barry Senior Vice President Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.4	Press Release issued May 24, 2001

4